Hudson Pacific Properties, Inc.
Press Release

Hudson Pacific Properties Appoints
Karen Brodkin to Board of Directors
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LOS ANGELES (December 9, 2020)—Hudson Pacific Properties, Inc. (NYSE: HPP) announced today that media and sports executive Karen Brodkin has been appointed to the company’s Board of Directors, effective January 1, 2021.

Brodkin has held senior management positions at and advised leading media and entertainment companies throughout her career. She currently serves as Executive Vice President of Content Strategy and Development at Endeavor and Co-Head of WME Sports. In this role, she leads business development and strategy for a range of business areas across the Endeavor portfolio.

“Hudson Pacific is thrilled to welcome Karen Brodkin to our Board of Directors,” said Victor Coleman, Chairman and Chief Executive Officer of Hudson Pacific Properties. “Karen is a highly accomplished executive with experience and demonstrated leadership in business and the media, entertainment and sports sectors. She will provide invaluable perspective on key industries and topics that will continue to propel our company’s growth.”

Before joining Endeavor, Brodkin worked as an Executive Vice President of Business and Legal Affairs at FOX Sports Media Group and spent five years as an entertainment attorney at two Los Angeles-based entertainment firms. She is the former Chairperson of the Board of Directors of the Los Angeles Sports Council, and presently serves on the Sports and Entertainment Leadership Council for Los Angeles Children’s Hospital, the Los Angeles Leadership Committee of the U.S. Soccer Foundation, and the Leadership Circle of the Harvard Kennedy School Women and Public Policy Board of Directors. She is also a member of the Board of Directors for Los Angeles Family Housing.

Brodkin received a B.A. from the University of California, Berkeley, and her law degree from the University of California, Hastings College of the Law, where she graduated Order of the Coif.

About Hudson Pacific Properties

Hudson Pacific is a real estate investment trust with a portfolio of office and studio properties totaling nearly 19 million square feet, including land for development. Focused on premier West Coast epicenters of innovation, media and technology, its anchor tenants include Fortune 500 and leading growth companies such as Netflix, Google, Square, Uber, NFL Enterprises and more. Hudson Pacific is publicly traded on the NYSE under the symbol HPP and listed as a component of the S&P MidCap 400 Index. For more information visit HudsonPacificProperties.com.

Forward-Looking Statements Regarding Hudson Pacific Properties

This press release may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond Hudson Pacific’s control, which may cause actual results to differ significantly from those expressed in any forward-looking statement. All forward-looking statements reflect Hudson Pacific’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance.

Hudson Pacific Properties, Inc.
Press Release

Furthermore, Hudson Pacific disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause Hudson Pacific’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in Hudson Pacific’s Annual Report on Form 10-K filed with the Securities and Exchange Commission, or SEC, and other risks described in documents subsequently filed by Hudson Pacific from time to time with the SEC.

Contact Information

Hudson Pacific Properties
Investor Contact:
Laura Campbell
Senior Vice President, Investor Relations & Marketing
(310) 622-1702
lcampbell@hudsonppi.com

Media Contact:
Laura Murray
Director, Corporate Communications
(310) 622-1781
lmurray@hudsonppi.com